Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of John Wiley & Sons, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher F. Caridi, Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Christopher F. Caridi
Christopher F. Caridi
Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer

Dated: June 25, 2025